      As filed with Securities and Exchange Commission on October 31, 2005

                                                        Registration No. 2-66073



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-1a

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   |X|
                     POST-EFFECTIVE AMENDMENT NO. 31      |X|

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                         AMENDMENT NO. 31         |X|



                             NRM INVESTMENT COMPANY
               (Exact Name of Registrant as Specified in Charter)

                            Rosemont Business Campus
                   Suite 112, Building 3 -- 919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                    (Address of Principal Executive Offices)
                 Registrant's Telephone Number:   (610) 527-7009

                John H. McCoy, President, NRM Investment Company
                            Rosemont Business Campus
                   Suite 112, Building 3 -- 919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) ______ immediately upon filing pursuant to paragraph (b)

  |X|  on December 30, 2005 pursuant to paragraph (b)
______

______ 60 days after filing pursuant to paragraph (a)(1)

______ on [date] pursuant to paragraph (a)(1

______ 75 days after filing pursuant to paragraph (a)(2)

______ on [date] pursuant to paragraph (a) of Rule 485

DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ending August 31, 2005 was filed on October 31, 2005, and the notice for the current fiscal year ending August 31, 2006 will be filed no later than October 30, 2006

                             NRM INVESTMENT COMPANY

                            Rosemont Business Campus
                          Rosemont, Pennsylvania 19010

    NRM Investment Company (the "Company") is a no-load, open-end, non-diversified investment company. Its primary objective is to maximize and distribute income and gains on a current basis. Its secondary objective is preservation of capital.

    The Company's strategy in reaching its objectives is to invest in a wide variety of securities in furtherance of realizing distributable income and without being limited in investment choice except as provided in the Investment Company Act, the Internal Revenue Code or other controlling legislation, rule or decision. In making investment choices the Board and adviser will also attempt to achieve the secondary objective of preserving capital.

    Heretofore the Company has, for more than one-half of its portfolio, invested in municipal bonds issued or guaranteed by state and local governments. For the immediate future it will continue with that strategy to realize and distribute tax free income; however the board and investment adviser, at any time and without additional shareholder approval may invest in securities other than municipals for amounts in excess of one half of the portfolio to achieve the new primary goal of maximizing income, with the consequence that all income distributions will be taxble, including the income the Company obtains from municipal bonds.

    This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.



                                December 30, 2005

                                TABLE OF CONTENTS
                                  -------------



SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS...............    1
 (1) Primary Objectives...................................    1
 (2) Secondary Objectives.................................    1
 (3) Investment Strategies................................    2
 (4) Risks................................................    3

DESCRIPTION OF SECURITIES.................................    3
 (1) Municipal Bonds -- Currently Available Securities....    3
 (2) Municipal Bonds -- When Issued Securities............    4
 (3) Other Tax Free Investments Excluded..................    5
 (4) Common Shares........................................    5
 (5) Derivatives..........................................    6
 (6) Other Investments....................................    7

RISKS OF INVESTING IN THE FUND -- ADDITIONAL INFORMATION..    8

CHANGE FROM A DIVERSIFIED COMPANY.........................    9

PERFORMANCE...............................................   10
 Table....................................................   10
 Annual Total Return -- 10 Years..........................   10
 Bar Chart................................................   11
 Average Annual Total Returns (For Period Ending 12/31/04)   11
 NRM Investment Company Total Return Calculation..........   12
 Ten-Year Performance Chart...............................   13
 NRM Investment Company -- Total Return Calculations......   14

FEES AND EXPENSES OF THE COMPANY..........................   15
 Annual Fund Operating Expenses...........................   15
 Portfolio Turnover.......................................   16

MANAGEMENTS DISCUSSION OF FUND PERFORMANCE................   17

MANAGEMENT OF THE COMPANY.................................   18
 Investment Adviser.......................................   18




PENDING LEGAL PROCEEDINGS.................................   20
 Capital Stock............................................   22

SHAREHOLDER INFORMATION...................................   22
 Pricing of Shares........................................   22
 Purchase of Shares.......................................   23
 Redemption of Fund Shares................................   23
 In General...............................................   23
 Frequent Purchases and Redemptions.......................   24
 Dividends................................................   25
 Taxes....................................................   25

FINANCIAL HIGHLIGHTS......................................   28

APPLICATION FORM: NRM INVESTMENT COMPANY..................   29
 Terms and Conditions.....................................   30

[PROSPECTUS OUTSIDE BACK COVER]...........................   31


                   SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS
                   -------------------------------------------

                             (1) Primary Objectives

    Heretofore the Company's principal objective was to invest at least half of its assets in state and municipal bonds, the income from which was exempt from federal income tax to the Company. By implementing this objective, the Company's distributions of interest to the shareholders from these sources were likewise free from federal tax. Presently approximately 51% of the Company's assets remains invested in state and municipal bonds.

    However, the Company in conjunction with its adviser has concluded that to achieve a greater total, after tax return from investments it will now make portfolio purchases from a wide range of securities. By approval at the regular shareholders meeting of December 15, 2005, and by by-law amendment approved at that same meeting, the Company has changed its primary objective of investing primarily in municipals to investing in virtually any kind of security that will achieve the greatest after tax income for its shareholders. It will therefore invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities; bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, commodities of any kind; and convertible bonds and preferred stock.


                            (2) Secondary Objectives

    The Fund's secondary objective is to preserve capital. Thus, in selecting the investments to maximize income, the directors and adviser plan to invest the majority of the portfolio in mutual funds, stock or other instruments of high quality according to recognized rating services of United States companies as well as in taxable treasury bonds, and highly rated taxable corporate bonds, convertible instruments, and preferred stock. However this objective is not emphasized over income production and, should the opportunity be present, the Company will invest in a wide variety of more speculative securities to achieve its primary objective including (without limitation), commodities, derivatives based upon recognized financial indexes deemed suitable to the Company and its adviser and other financial instruments deemed appropriate from time to time.

                            (3) Investment Strategies

    To accomplish the foregoing objectives, the Company has employed an investment advisory firm that acts through an Investment Selection Committee to be aware of and analyze worldwide market conditions that affect its primary objective. They will consider economic, political and social events in the United States and abroad including such factors as current interest rate yields, stock market valuation levels, and diversification. They will also consider valuations and events peculiar to target companies issuing those securities, the risks entailed, and their growth potential to achieve a total return.

    To achieve the Company's secondary objective of preserving capital, the advisory Committee will be aware of and analyze the state and municipal bond market and will initially recommend bonds with stated maturities from purchase in the intermediate range of five to twelve years, with competitive rates, with little risk of principal and rated "A" or better by Standard & Poor or Moody's rating service. Regarding equities and other investments, the advisory Committee will initially make recommendations for investing in securities they consider high quality with a $5 billion minimum market capitalization and proven track record of consistent earnings and dividend growth. Shares in Mutual funds would also be considered after passing quality and track record screens. US Treasury securities and corporate bonds would be considered when appropriate and would follow screening similar to that of municipal securities -- "A" rated or better with an intermediate overall maturity.

    However investors must be aware that only the Committee's initial recommendations will follow the Company's past practices of investing more than half of its portfolio in municipals with minimum risk. Its objects and strategy have changed as described above, to focus on income. Accordingly the Company, following the Committee's advice or the Committee acting with blanket authority from the Company's board of directors may at any time on its own initiative change from the initial or like investments to more speculative ones to achieve the new primary object of income realization.

    For both taxable and non-taxable investments, the adviser takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

                                    (4) Risks

    With the change in its primary object from realizing tax free municipal income to maximizing total income return and having as a secondary object preservation of capital, the risks of investing in the Company will increase. The Company and the Advisory Committee at any time and without further notice to the shareholders may invest more than one half of the Company portfolio in equities or other investments that do not qualify as tax free municipal income making the receipt of such income fully taxable to the shareholders. Many of the types of investments the Company and the Advisory Committee may make and the accompanying risks are described under the next headings "DESCRIPTION OF SECURITIES and RISKS OF INVESTING IN THE FUND -- ADDITIONAL INFORMATION.

    A general risk is the Company's concentration of investments. Since more than twenty-five percent of the Company's portfolio is invested in single issues exceeding five percent of the Company's assets, the Company is not a diversified investment company within the meaning of the Investment Company Act. It is a market tenet that the greater the concentration in single investments or sectors of investments, the greater the market risks.

    For any of the foregoing reasons or for other risks including those hereafter described, loss of money is a risk of investing in the Fund. For a more complete discussion of risks of investing in the Fund, see "Risks of Investing in the Fund -- Additional Information".



                            DESCRIPTION OF SECURITIES
                            -------------------------

              (1) Municipal Bonds -- Currently Available Securities

    As above, the Company currently invests in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax. Generally, municipals with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are municipals with shorter maturities and lower yields.

    The two principal classifications of municipal bonds are "general
obligation" and "revenue" or "special obligation" bonds.   General obligation
bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the municipal issuer of such bonds; instead they are dependent for the payment of principal and interest on the credit standing of the private corporate user of the facility. The portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

                  (2) Municipal Bonds -- When Issued Securities

    The Company may purchase Municipal Bonds on a "when-issued" or delayed delivery basis for delivery at a future specified date at a stated price and yield. The Company would generally not pay for such securities or start earning interest on them until they are received. The Company records when-issued securities as an asset on the date of the purchase commitment. Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates. To the extent that the Company remains substantially fully invested at the same time that it has purchased "when-issued" or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment.

    If the Company sells a "when-issued" or delayed delivery security before
delivery, any gain or loss would not be tax-exempt.   When the Company engages
in "when-issued" or delayed delivery transactions, it relies on the seller to
consummate the trade.    Failure of the seller to do so may result in the
Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

    The risks of investing in the Company's portfolio in any municipal issue include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payment or payment on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases.

                     (3) Other Tax Free Investments Excluded

    Because of tax and financial risks inherent in advance refunding bonds, 501(c)(3) bonds, blind pools and so called gray box and black box issues, the Company does not plan to invest in these instruments.



                               (4) Common Shares

    These shares of corporate stock represent ownership of a corporation which participates in profits by way of dividends after payment of preferred stock obligations, if any. The dividends are generally taxable by the federal government and state governments that impose an income tax. In the event of dissolution, it is the last to share in property of the dissolved corporation. Such shares are issued by corporations of small, mid and large capitalizations, foreign or domestic, across all sectors of industry and from non-rated or below investment quality grade to highly rated. Entities other than corporations but which are represented by shares or share-like substitutes such as a limited liability company or publicly traded trusts are also included in this investment description. Mutual funds designed to hold issues of other corporations are themselves issuers of common shares.

    With the change in the Company's primary investment objective to maximize income on a total return basis, it is anticipated that the Company or its advisory Committee will purchase a greater quantity of common shares than it presently has and may exceed one half of its portfolio rendering taxable the income it obtains from municipal bonds.

    The risks in investing in common shares reflect domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer in question such as loss of financial strength, loss of competitive advantages in the marketplace, and accompanying downgrades by rating agencies. The risk is generally greater when investing in small or mid-sized corporations which are more vulnerable to adverse conditions and the risk is still greater when, as with the Company, the portfolio holding the shares is non-diversified. If the shares are in foreign corporations, the risk is still greater because of responses to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability.

    In an effort to minimize risk and preserve capital the adviser's Investment Selection Committee when investing in common shares will generally focus on company earnings as the driver of stock price. For a large fraction of the Company's equity investments the Committee will emphasize consistency and predictability of earnings growth (and related dividend growth), share growth from general or sector economic conditions, and the selected company's position in the industry. The Committee normally considers an equity investment if it meets the following criteria: it is rated "A" or better by a major rating company; it has a history of consistent earnings and dividend growth; the issuer is an industry leader with a capitalization of $5 billion or more and is listed on a major United States exchange; the Committee will consider purchasing equities in another equity-owing mutual fund if the fund is rated four stars or better by Morningstar. Moreover, the directors or Committee will normally purchase shares or other instruments for investment and not for short term trading purposes. Nevertheless, such shares or instruments will be sold whenever the Company determines that it is no longer compatible with the Company's objectives and purposes.

    The Company emphasizes that risk-avoidance and capital preservation are secondary objectives. Accordingly if the Company believes greater income can be realized by decreasing the fraction of its equity investments meeting the above criteria it may sell and reinvest in common shares of lesser quality. There can be no assurance that the purchases or sales individually or as a group, will produce either income or gain.


                                 (5) Derivatives

    These are investments that depend for their value on other investments. Without attempting to be all-inclusive, they include such items as futures, indexes, options, warrants, and swap contacts. They may be used to realize income, carrying out the Company's primary objective, or as a hedging tool to preserve capital and thereby carryout its secondary objective.

    There are special risks in investing in derivatives. Because of the numerous factors going into the price it is difficult for the most experienced trader to predict price movements which are often volitile. A significant additional risk with a purchasing and maintaining a derivative is the frequent use of leverage whereby losses can be magnified.

                              (6) OTHER INVESTMENTS

    The Company will consider the purchase of commodities, preferred shares, and convertible stock or bonds. Commodities are ordinarily speculative investments involving the purchaser or sale of a staple for future delivery. The risks are similar to those of a derivative in that many contracts are leveraged and numersous and difficult to predict factors account for the contract price at any given time.

    The fund may also invest in securities such as preferred shares that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

    Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

    As a temporary investment or to maintain liquidity, the Company may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and its agencies and instrumentalities; tax-exempt commercial paper and municipal funds (subject to investment restrictions); and repurchase agreements entered into with domestic banks where the underlying securities are any of the foregoing. These investments normally produce lower returns than the municipal bonds, common and preferred shares, and other investments explained under the preceding heading and accordingly will lower the income from investment operations and average annual returns for measuring periods. To the extent the Company invests in money market instruments or municipal funds there will be a duplication of management fees which will also tend to lower income from investments and annual returns.

    To achieve its primary objective of income, the Company may also invest a portion of its assets in instruments described in the preceding paragraph but which do not have the quality-related restrictions stated therein.

    A description of the Company's policies and procedures with respect to the disclosure of the Company's portfolio securities is available in the Company's Statement of Additional Information.



            RISKS OF INVESTING IN THE FUND -- ADDITIONAL INFORMATION
            --------------------------------------------------------

    Generally the risks associated with the Company's investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns. Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers. The Company depends upon counsel for municipal issuers to opine upon the tax-free status of the investments. A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax-free may have since lost qualified status.

    The investments the Company makes other than in tax-free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer's industry or sector, or within the economy as a whole. Although the Company will purchase only such investments, as the adviser believes to be undervalued, there is no certainty that this objective will be met. Because the Company invests in shares of other mutual funds there is an indirect increase in management fees caused by the fees the funds pay for their management.

    An additional risk is the remaining liability of the Company itself for activities it conducted before it became an investment company. As shown under the heading of PENDING LEGAL PROCEEDINGS, a matter involving environmental issues is pending with respect to the Company's activities when it was an operating steel processing plant. There were like proceedings in the past, settled or successfully resisted. The pending matter is considered material. Presently counsel for the Company has determined that the Company's remaining share of a contracted obligation to clean the first phase of an environmentally damaged site will be $150,000 plus the cost of liaison counsel and a special allocator. The Company's remaining obligation is of such an indefinite nature that counsel is unable to predict an amount or range of liability; accordingly, the Company has not accrued any amount as an expense related to this remaining obligation. If and when amounts are accrued, they may be significant and will decrease the net asset value of the fund and, as a consequence, the share values of the investors' shares. Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

                        CHANGE FROM A DIVERSIFIED COMPANY
                        ---------------------------------

    From its inception in 1979, the Company, as discussed above had invested a large majority of its investments in municipal bonds. According to the Company by-laws before their recent amendment, its traditional prospectus provisions, and the benefits afforded by the Internal Revenue Code respecting municipal bond funds, the Company invested no less than half of its portfolio in municipals. To avoid the risk of any municipality's insolvency and consequent inability to redeem its bonds, the Company, with few exceptions invested less than five percent of its portfolio in any one municipal issuer. (For those where it invests more than five-percent, it relies upon an exemption provided by the Investment Company Act.) Concerning its portfolio positions in equities and other investments wherein the Company invested directly in issuers or in other investment companies, the Company also with few exceptions invested less than five percent of its portfolio in any one company.

    Commencing in the last fiscal year, the Company determined to exceed the fractions of portfolio investment that qualify for a diversified management company to achieve its objectives. It will continue to do so. It will invest whatever fraction of its portfolio it deems prudent (consistent with Internal Revenue Code and Investment Company Act provisions) in issuers in which the Company holds a larger than five percent interest.

    With the change comes the additional risk of less diversification. The Company and its investors will incur this risk as part of its strategy to maximize income and growth.

                                   PERFORMANCE
                                   ----------

                                     Table

    The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                        Annual Total Return -- 10 Years

               NRM Investment Company Bar Chart
Period
-----
               12/31/95 through 12/31/04*
               --------------------------

12/31/1995               13.03%
12/31/1996                4.33%
12/31/1997                7.09%
12/31/1998                5.68%
12/31/1999               -0.85%
12/31/2000                4.86%
12/31/2001                5.47%
12/31/2002                4.53%
12/31/2003                5.86%
12/31/2004                5.29%

                                   Bar Chart

                                [GRAPHIC OMITTED]

During the 10 year period shown in the bar chart, the highest annual return was 13.03% (year ended 12/31/95) and the lowest annual return was -0.85% (year ended 12/31/99).

During the 10 year period shown in the bar chart, the highest quarterly return was 5.25% (quarter ended 03/31/95) and the lowest quarterly return was -0.76% (quarter ended 12/31/99).

           Average Annual Total Returns (For Period Ending 12/31/04)

                                          Past One Year  Past 5 Years  Past 10 Years


NRM Investment Company                        5.29%          5.20%         5.48%

Lehman Bros. Municipal 5 Year Bond Index      2.72%          5.98%         5.84%

Performance for the fund for the first nine months of 2005 is 0.537%. Performance for the Lehman Bros. Municipal 5 YR Index for the same time period is 0.65%.

                  Plot Points for NRM Investment Company Graph
                    (August 31, 1995 through August 31, 2005)

Period        NRM  INDEX*
-------------------------

1995       10,000  10,000
1996       10,511  10,371
1997       11,216  11,487
1998       12,096  11,603
1999       12,284  11,741
2000       12,428  12,374
2001       13,261  13,504
2002       13,844  14,179
2003       14,392  14,685
2004       15,197  15,410
2005       15,768  15,682

* Lehman Brothers 5 Year Municipal Bond Index
----------------------------------------------


                NRM Investment Company Total Return Calculation
                        (Through August 31, 2005)

                              Ending Redeemable Value
           Annualized Return       $1000 Invested
-----------------------------------------------------

1 Year           3.76%               $1,037.60

5 Year           4.88%               $1,268.77

10 Year          4.66%               $1,576.84

* Past performance is not predictive of future performance

                           Ten-Year Performance Chart

                                [GRAPHIC OMITTED]

                        * Lehman 5 year Municipal Index

                       AFTER TAX TOTAL RETURN FISCAL YEAR

    For the one, five and ten year periods ended on August 31, 2005, the following material shows the Fund's average annual total return after taxes on distributions and after taxes on distributions and redemptions:

              NRM Investment Company -- Total Return Calculations

                             TAX-EXEMPT
            TOTAL RETURN   DIVIDENDS PER       TAXABLE        TAXABLE CAP.
Y/E        PER FINANCIALS      SHARE      ORDIN. DIVIDENDS  GAINS DIVIDENDS
-------    --------------  -------------  ----------------  ---------------

8/31/1995           7.52%          0.238                 0                0
8/31/1996           5.11%          0.237                 0                0
8/31/1997           6.71%          0.221                 0                0
8/31/1998           7.84%          0.221                 0            0.015
8/31/1999           1.56%          0.184                 0            0.002
8/31/2000           1.17%          0.174           0.00244                0
8/31/2001           6.70%          0.210                 0                0
8/31/2002           4.40%          0.164                 0                0
8/31/2003           3.96%          0.160                 0                0
8/31/2004           5.59%          0.103             0.006            0.009
8/31/2005           3.76%          0.061             0.007             0.13

             AFTER TAX                    TOTAL RETURN
             DIVIDENDS   NET ASSET VALUE       FOR
             AVAILABLE    PER FINANCIAL     FINANCIAL     AFTER TAX
Y/E        FOR REINVEST     STATEMENTS     STATEMENTS   TOTAL RETURN
-------    --------------  -------------  ------------  ------------

8/31/1995         0.238            3.964         7.52%         7.52%
8/31/1996         0.237            3.933         5.11%         5.11%
8/31/1997         0.221            3.968         6.71%         6.71%
8/31/1998         0.233            4.041         7.84%         7.77%
8/31/1999        0.1856            3.921         1.56%         1.55%
8/31/2000        0.1755            3.794         1.17%         1.16%
8/31/2001        0.2100            3.837         6.70%         6.70%
8/31/2002        0.1640            3.842         4.40%         4.40%
8/31/2003        0.1600            3.834         3.96%         3.96%
8/31/2004        0.1138            3.931         5.59%         5.54%
8/31/2005        0.1757            3.900         3.76%         3.66%


               NRM INVESTMENT COMPANY -- TOTAL RETURN CALCULATIONS

            AFTER
             TAX                                 AFTER      IF
           AVERAGE  AFTER          GAIN (LOSS)   TAXES   REDEEMED
            TOTAL    TAX   SHARES       ON        GAIN     TOTAL
Y/E         RETURN  BASIS   HELD    REDEMPTION   (LOSS)   REUTURN
-----      -------  -----  ------  ------------  ------  ---------

8/31/1996    4.51%  5.840   1.480      (0.068)  (0.054)    3.137%  10 YEAR
8/31/1997
8/31/1998
8/31/1999
8/31/2000
8/31/2001    4.85%  4.618   1.214        0.116    0.093    7.258%  5 YEAR
8/31/2002
8/31/2003
8/31/2004
8/31/2005    3.66%  4.107   1.045      (0.032)  (0.027)    2.975%  1 YEAR

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates that do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts.



                        FEES AND EXPENSES OF THE COMPANY
                        --------------------------------

    This table describes the expenses that you may pay if you buy and hold shares of the Fund. The Fund charges no shareholder fees, sales loads, exchange fee or redemption fees of any kind.

                         Annual Fund Operating Expenses

The following are expenses that are deducted from Fund Assets:

Management Fees                       .06 %1
Other Expenses                        .66 %2
Total Annual Fund Operating Expenses  .72 %

----------

1 This percentage results from  applying a fixed fee of $10,000 per year against the Fund's 2005 fiscal year average asset value. Should the assets increase the percentage will decrease; if they decrease, the percentage will increase
  proportionately.   The Company does not impose sales charges of any kind

2 In  the   Company's  prior  year  it  accrued  $115,0 00  attributable  to  an environmental reserve. During the Company's fiscal year ending 8/31/2005 monies were spent from and charged to the reserve and are not reflected in "Other Expenses".

    EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

    THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT
THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY
BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
  $80        $240        $420        $950

    This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

    The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly. A more complete description of management fees is included in the prospectus under "MANAGEMENT OF THE COMPANY."

                               Portfolio Turnover

    The Company will not be restricted in engaging in active and frequent trading of portfolio securities to achieve its principal investment strategies. In the current fiscal year ending August 31, 2005 its turnover rate was 56.38%. In the year ending August 31, 2004 the turnover rate was 47.45%. In the preceding three years the turnover rate has not exceeded 56.38%. To the extent the Company engages in trades it is likely that it will recognize gain which will increase the taxable income flowing through to the shareholders or loss which will decrease the net asset value of the Company and its shares. Trading in bonds will incur expenses measured by the difference between bid and asked prices; trading in other securities will incur commission expenses reducing net asset value.

    In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company's Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

                   MANAGEMENTS DISCUSSION OF FUND PERFORMANCE
                   ------------------------------------------

    The Federal Reserve has now raised the Fed Funds rate 10 times to a 3.50% level and is expected to raise short-term rates at least two more times before the end of 2005. The Fed has continued on their measured pace of rate increases to contain inflation, but has expressed concern that the increases on short-term rates have not translated to a rise in yields in the intermediate and long-term sector. Alan Greenspan has referred to this lack of longer rates increasing as a "conundrum". The economy remains in great shape over the last year having weathered the U.S. Presidential election last fall, high oil prices and most recently the destruction caused by hurricane Katrina. Despite these aforementioned obstacles the S&P continues to show remarkable growth with 11 consecutive quarters of double digit growth.

    The ten year treasury has ranged from 4.01% to 4.50% which was reached in March 2005. The ten-year now sits at a yield of 4.01. The yield curve has flattened with short-term rates rising and longer bonds continuing to perform well. Expectations are for short-term rates to continue to rise and there is a possibility that the yield curve may invert, but expectations are that intermediate and longer-term yields will start to increase. Short municipal bond yields are approximately 100 basis points higher while intermediate and longer bonds are yielding just 20 basis points more than one year ago.

    The NRM portfolio has appreciated 3.76% during the last year. The Lehman Municipal 5 Index is up 1.77% over this same time period while the Lehman U.S. Govt./Corporate Intermediate Index is up 4.30%. The NRM portfolio has outperformed primarily due to the longer average maturity which is approximately 50% longer than the Lehman Index. The portfolio continues to consist of high quality, intermediate-term issues producing high current income, especially in this low interest rate environment. The current yield of securities in the portfolio is 4.25%. The company intends to adhere to its strategy and bonds in the portfolio continue to be investment grade, with an average of "AA1" in quality, while most are rated "AAA". (Note: see "Primary Objectives," "Secondary Objectives," "Investment Strategies" and "Risks" at pages 1 and following.)

    The portfolio continues to be well diversified with general obligation, housing and revenue bonds across the United States.

                            MANAGEMENT OF THE COMPANY
                            -------------------------

    The Company's Board of Directors manages the business and affairs of the Company. The Company's by-laws provide for five directors and all positions are filled. Two of the directors serving, namely John H. McCoy, Jr. and George W. Connell, are "interested persons" within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting attended. There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

                               Investment Adviser

    The Company's traditional investment adviser had been Haverford Trust Company ("HTC"), a Pennsylvania state chartered commercial bank and trust company with its principal office at Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania. In January 2004 HTC organized a wholly owned Pennsylvania subsidiary corporation named Haverford Investment Management, Inc. ("HIM") to perform advisory services. The Company's Board approved the change of advisers from HTC to HIM. Other than the corporate identity of the adviser "HIM" the agreement provisions with the Company will remain the same as with HTC.

    HIM is an SEC registered investment adviser. It provides portfolio management services to its clients. Its officers are also officers of the parent HTC. HTC has over $3 billion under management. The Pennsylvania State Department of Banking and The Federal Reserve Bank of Philadelphia duly govern HTC.

    HIM and HTC share various services such as investment research, accounting and operational services in addition to corporate offices. A committee comprised of individuals employed by both HIM and HTC makes the investment decisions.

    HIM will provide investment supervisory services to the Company on a nondiscretionary basis or may act with blanket authority from the Company's Board. The Board currently acts as a committee-of-the-whole in making ultimate investment decisions respecting its portfolio. HIM's activities will include making purchases and sales of securities in accordance with the Board's specific or blanket directions, the Company's investment policies, the provisions of the Company's registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986.

    Mr. George Connell, a 1958 graduate of the University of Pennsylvania and former first Vice President of Drexel Burnham Lambert, Incorporated, is HTC's director and sole shareholder. Mr. Joseph McLaughlin is HTC's president. Mr. Connell and Mr. McLaughlin are senior officers of HIM. Until the Board adopted the change in advisers from HTC to HIM, the same individuals as senior officers of HTC were responsible to the directors for day-to-day recommendations regarding the Company's portfolio.

    In addition to being a principal of HTC and indirectly controlling HIM, Mr. Connell was formerly an organizer, a sole shareholder, chairman, chief executive officer and chief investment officer of Rittenhouse Financial Services, a firm that the John Nuveen Company acquired on September 1, 1997. Thereafter he became the principal of HTC and has been involved in these financial entities for a period in excess of five years.

    In addition to being president of HTC, Mr. McLaughlin is its chief operating officer, serves on its Board of Directors, and is a member of the executive committee and its investment selection committee. He serves essentially the same positions with HIM. Previously, he was vice president and manager of the Private Client Group of Rittenhouse Financial Services. Prior to joining HTC, he was a vice president at J.P. Morgan & Company and a manager at Peat, Marwick, Mitchell & Co. He is a Certified Public Accountant, serves on the
Board of Directors of Philadelphia Hospitality, Inc. and is a member of the Philadelphia Estate Planning Council. He is President of St. Joseph's
University Accounting Alumni Association and a member of the Board of Governors in the College of Business and Administration at St. Joseph's University, from which he graduated.

    Since November 27, 1992, the members of the Company's Board of Directors, taking the adviser's recommendations into account (1) have reviewed at the quarterly meetings all purchases and sales of the Company's portfolio (2) have directed the maintenance of records and (3) have been responsible for the day-to-day management of the portfolio; further, the Board also arranges for (4) the services of an independent certified public accountant; (5) custodial and transfer agency services; (6) the computation of net asset value by HTC; (7) the providing of fidelity bond coverage; (8) the providing of other administrative services and facilities necessary to conduct the Company's business; and (9) the providing of certain services necessary to comply with federal securities laws. The Company assumes all expenses therefore.

    For the services provided by HIM, the Company pays it $10,000 annually in quarterly installments. This is a fixed fee amount and accordingly is not based upon assets under management. However, for the past year, the fee was equal to ..06% of the Company's average net assets.

                            PENDING LEGAL PROCEEDINGS
                            -------------------------

    The United States Environmental Protection Agency ("EPA") identified the Company as one of several potentially responsible persons ("PRP") in respect to environmental harm to a farm denoted as "Boarhead" located in Upper Black Eddy, Bucks County, Pennsylvania. That matter as explained in the following paragraphs has progressed, is ongoing, unresolved and material.

    In November 1998 EPA, after naming the PRP's, issued a Record of Decision ("ROD") relative to estimated future cleanup costs, Those together with EPA's remedial costs already incurred totaled approximately $26,000,000. Responsibility for paying these incurred and potential costs (before considering cost allocation among responsible persons) depended upon evidence linking generators to the site.

    At the outset of the discovery, the public identification of some generators, and the analysis of linking evidence then available, the Company committed to participate in a first cleanup phase relative to groundwater, known as operable unit one ("OU 1"). A condition of the participation was that expenses so incurred would be subject to reallocation after all available linking evidence was found and analyzed. Since the evidence linking the Company to the site and evidence produced after it joined OU 1 was, in counsel's view, weak, and since the Company's waste product did not involve drummed waste, the Company declined to participate in drum removal, related soil cleanup ("OU 2") and past EPA costs.

    To date there are seven entities sharing costs in the OU 1 group ("the OU 1 Group") of which the Company is one. The Company's contracted share is one third of a one-fifth share. (The Company and two others of the seven owned an alleged waste generator in Malvern Pennsylvania at different times and together are considered one member.) The Company has reserved $150,000 as its estimate to pay its share of OU 1 yearly operation and maintenance and EPA oversight costs. (The estimated cost for each of the next three years is $50,000.)

    Some members of the OU 1 Group participated in the OU 2 work and paid EPA past costs (the "OU 2 Group."). To recover OU 1 and OU 2 costs and amounts reimbursed to the EPA, all allegedly in excess of their ratable liability, members of the OU 2 Group, acting as a unit, on June 18, 2002 began a cost recovery suit in the District Court for the Eastern District of Pennsylvania under the caption Boarhead Farm Agreement Group v. Advanced Environmental Technology Corporation et al., No. 02-cv-3830 (since amended to include the individual members). The group advances three categories of claims: the first is funding for soil aeration and treatment of VOC hot spots (OU 1) and the second, excavation and off-site disposal of buried drums (OU 2). The estimated, combined cost for these is approximately $3,000,000 (exclusive of ongoing operation and maintenance costs of unknown durations and amounts). The third is reimbursement of the past costs to EPA. They were negotiated down from $13,000,000 to $7,000,000.

    Unlike the OU 1 contract claims in which the Company has a one-fifteenth share, in the current litigation the Company is one of some nine non-settling defendants. The discovery aspect of the litigation has produced some linkage evidence respecting virtually all of the defendants. The weight of the evidence has not been determined. Of the amounts the Company already paid or will pay because of its OU 1 contract commitment, it will seek contribution or reimbursement from the other defendants. In respect to the OU 2 work and EPA reimbursement costs, the OU 2 Group will seek contribution from the Company and the other defendants. The other defendants will attempt to deflect responsibility to the Company and the Company will do the same regarding the other defendants. Ultimately there will be an allocation of responsibility under court supervision, a process that may take an additional year or longer. The allocation will be based upon many factors of which we have, at present, little information. It will ultimately resolve contracted and contribution claim costs.

    The Company has a separate claim against the corporate successor to the NRM business, Worthington Industries. There is credible precedence in regard to this indemnity claim. During or following the principal litigation, it will pursue this claim vigorously.

    Because of the numerous and uncertain variables underlying liability, the Company, except for the $150,000 OU 1 reserve mentioned above, has been unable to create a reserve for its share of this work, and the Company's net asset value does not reflect this potential liability.

                                 Capital Stock

    As of October 20, 2005, the Company's president and chairman of the board, John H. McCoy owned beneficially and of record approximately 74.1% of the Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 90.9% of the Company's outstanding shares. In addition to Mr. McCoy, these included directors Francis
J. Rainer (5.1%); Joseph V. Somers (2.4%); George Connell (4.0%); and a non-affiliated shareholder, Samuel R., Gilbert, Jr. (5.3%). A redemption of a significant number of shares by one or more of these shareholders could require the Company to distribute or liquidate portfolio securities to obtain all or a portion of the redemption proceeds. The distribution of portfolio securities or liquidation of such securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation, as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. If the major shareholders redeemed and an environmental claim was recovered against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant and seriously threaten the ability of the Company to operate.



                             SHAREHOLDER INFORMATION
                             -----------------------

                               Pricing of Shares

    The net asset value per share for purposes of both purchases and redemptions is determined by the Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received. It is computed by dividing the value of all portfolio securities and other assets, minus liabilities, by the number of shares outstanding on such date. Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. With respect to Company's investment in other open-end management investment companies registered under the Investment Company Act, the Company's net asset value is calculated based upon the net asset values for those investment companies. The prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effect of using fair value pricing. Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company's Board of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

                               Purchase of Shares

    Those wishing to make purchases of the Company's shares may send a check and completed application (see the form attached to this prospectus) directly to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Full and fractional shares will be purchased for the shareholder's account at the net asset value per share next computed after receipt of the order. Initial investments must be for at least one share. There is no minimum investment for additional shares. The "stub" from the confirmation of the Company's transfer agent sent to the shareholder after each prior transaction should accompany such investment. The Company imposes no sales charge on purchases of its shares.

                           Redemption of Fund Shares

                                   In General

    The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request.

    The redemption request shall be submitted according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered. If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form. In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request(s) must be guaranteed by a member firm of a national securities exchange or a commercial bank. (Note: the required signature guarantee is not a "notarization" as commonly understood, and accordingly is not accomplished by using the services of a notary public.) Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

    Payment will be made as soon as possible after receipt of a redemption request, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder's cost, depending on the value of the Company's portfolio securities at the time of redemption. Except as provided in the next paragraph, redemption proceeds shall be paid in cash.

    At the instance of a redeeming shareholder having shares of a value of $10,000 or more, the Company shall redeem his shares by distributing readily marketable securities owned by the Company valued on the above valuation date in the same manner as they would be for determining the Company's net asset value. The redeeming shareholder seeking marketable securities may apply to redeem all but not less than all of his shares held on the date of the redemption request. On the date of the redemption, the shareholder will receive marketable securities and, possibly, cash (for rounding) with a fair market value on the valuation date equal to the net asset value of the shares being redeemed.

                       Frequent Purchases and Redemptions

    The Company's Board of Directors has not adopted policies and procedures regarding frequent purchases and redemptions of shares. They are presently deemed unneeded. More than 90% of the Company's shares are owned by a limited number of long-term investors. No one of the group has ever purchased and sold or sold and purchased shares within any one-year period. Of the remaining group, purchases have been limited to dividend reinvestments totaling 20 shares for the past fiscal year, having a value of $80. Redemptions are wholly unrelated and in the past fiscal year were 15,015 shares having a net asset value of $59,758. The Company has traditionally reserved the right to reject any purchase, and in the event of market abuse of any kind would reject the purchase request and close the account of any person attempting to engage in frequent purchases and redemptions.

----------

3 For shares purchased within six months of the date of redemption where the redemption proceeds are the Company's securities, the Company shall distribute securities with a tax basis to the Company as close as possible to the purchase price the redeeming shareholder paid for his shares. For other shares being redeemed for Company securities, the Company shall distribute securities with a basis determined by multiplying the Company's basis for all of its securities by a fraction the numerator of which is the total number of shares being redeemed and the denominator of which is the total number of shares outstanding on the date of redemption

    Redemption requests should be tendered to First National Trust Company 551 Main Street, Johnstown, Pa., 15907. For purchase and redemption information call 814-536-2110.

                                   Dividends

    The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

    In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares. In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

    All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

                                     Taxes

    The Company qualified for the fiscal year ended August 31, 2005 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code.

    In general Subchapter M permits proportionate, pass-through tax treatment to the company's shareholders of income an investment company earns, with the result that the shareholders are responsible for the tax as opposed to the distributing company. With its new strategy of investing in a wide range of securities, distributions from our Company will include a variety of income taxable at different rates. The major items to be expected are dividend income the Company receives from corporations, including other investment companies in which it invests, long or short term capital gain income when the Company sells parts of its portfolio at a net profit, taxable interest income from commercial issuers of debt instruments, or tax free income from its portfolio of municipal bonds and notes.

    Generally qualified dividend income the Company receives before 2009 from common shares of domestic corporations including other investment companies and certain foreign corporations may be re-distributed to shareholders at qualified dividend rates with a maximum tax rate of 15%. To be eligible for this favorable rate for dividends, the shareholder must have held his Company shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date and the Company also must have held the shares from which it received the dividend income for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date. Different timing rules apply for receipt and pass-through of qualified dividends from certain preferred shares.

    Taxes on distributions of capital gains are determined by how long the Company owned the portfolio shares it sold resulting in a net profit. Holdings of more than a year are generally long term. The time the shareholder held his shares is not relevant to determining the long term or short term nature of the dividend. Long term capital gains are taxed to the individual shareholder of the Company at the maximum rate of 15% prior to 2009; short term gains are taxed at ordinary income rates.

    The tax on non-municipal interest passed through to a shareholder is at ordinary income rates.

    All non-exempt distributions are taxable to the shareholders even if they are paid from income or gains earned by the Company before the shareholder's investment and were accordingly included in the purchase price.

    For so long as the Company invests one-half or more of its portfolio income in state and municipal bonds, it will pay "exempt-interest" dividends to its shareholders as items of interest excludable from their gross income. For the immediate future the Company intends to maintain a greater than 50% investment in such bonds; however the board of directors or the investment adviser acting with authority from the board may at any time make investment in other securities of more than 50% of the portfolio, resulting in income from municipals being taxed to the shareholders at ordinary income rates.

    Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from interest on Pennsylvania State and Local Government obligations.

    If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend. If a shareholder redeems any shares between dividend record dates, the amount of any undistributed dividend income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

    Although exempt interest dividends are excludable from shareholders' gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

    Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which may in whole or in part include shares issued by the Company) will not be deductible by the borrower. Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence. To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

    The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders. This discussion is not intended as a substitute for careful tax planning. Accordingly, investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

    In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November. Shareholders will be advised annually within 60 days of the end of the Company's taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

                              FINANCIAL HIGHLIGHTS
                              --------------------

    The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Beard Miller Company, LLP. independent auditors, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

----------------------------------------------------------------------------------------------------
YEARS ENDED AUGUST 31,                                      2005     2004     2003     2002     2001
----------------------------------------------------------------------------------------------------

PER SHARE DATA
(for a share outstanding throughout the indicated year)
Net asset value, beginning of year                        $3.931   $3.834   $3.842   $3.837   $3.794
Net investment income                                       .070     .119     .146     .163     .199
Net realized and unrealized gain (loss) on investments      .097     .096     .006     .006     .054
                                                         -------------------------------------------
Total from investment operations                            .167     .215     .152     .169     .253
Less distributions:
  Dividends from capital gains                             (.130)   (.009)       -        -        -
  Dividends from net tax-exempt income                     (.061)   (.103)   (.146)   (.163)   (.199)
  Dividends from net taxable income                        (.007)   (.006)       -        -        -
  Distribution in excess of net investment income              -        -    (.014)   (.001)   (.011)
                                                         -------------------------------------------
Total distributions                                        (.198)   (.118)   (.160)   (.164)   (.210)
                                                         -------------------------------------------
Net asset value, end of year                              $3.900   $3.931   $3.834   $3.842   $3.837
                                                         ===========================================
TOTAL RETURN                                               3.76%    5.59%    3.96%    4.40%    6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $15,397  $15,579  $15,198  $15,285  $15,322
Ratio of expenses to average net assets                    1.23%     .67%    1.07%    1.43%     .95%
Ratio of net investment income to average net assets       1.75%    3.04%    3.78%    4.24%    4.93%
Portfolio turnover rate                                   56.38%   47.45%   37.90%   16.82%   14.21%
----------------------------------------------------------------------------------------------------

                    APPLICATION FORM: NRM INVESTMENT COMPANY
                    ----------------------------------------

Mail to: First National Trust Company, 551 Main Street, Johnstown, Pa., 15907

-------------------------------------------------------------------------------

REGISTRATION: Individual ) Tenants in Common ) Trustees )
              Joint Tenants ) Custodian ) Other )

-------------------------------------------------------------------------------

(Name)                              Social Security No./(Tax Identification No.)

-------------------------------------------------------------------------------

(Name)                              Social Security No./(Tax Identification No.)

-------------------------------------------------------------------------------

PERMANENT MAILING ADDRESS:

-------------------------------------------------------------------------------

Street Address                  City                  State                  Zip

GIFTS TO MINORS _______________________________________________ As Custodian for

-------------------------------------------------------------------------------

Minor's First Name Initial Last Name              Age              Minor S.S.No.

Under the __________________________Uniform Gifts to Minors Act.
                   State

    Initial order, payment enclosed

    If this Application accompanies a check for the purchase of investment company shares, I enclose a check payable to First National Trust Company, and would like you to:

 Issue Certificate,( ) or ( ) hold shares in account at Bank

 Check here if dividends and distribution are to be reinvested at net asset value without sales charge. ( )

-------------------------------------------------------------------------------

This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side. I am of legal age in the State of my residence.

-------------------------------------------------------------------------------
Date                   Signature of owner                  Signature of co-owner


                              Terms and Conditions

Purchases of Company Shares:
---------------------------

    Initial Purchase: Upon receipt of the application form from the subscriber, and accompanied by any necessary funds, First National Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share. Initial purchases must be for at least one share.

    Subsequent Purchases: Upon receipt of additional funds, First National Trust Company will purchase additional shares (including fractional shares) in the same manner as above. Additional purchases must be for at least one share.

    The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

    I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under
Section 3406 (a)(1)(C) of the Internal Revenue Code.

-------------------------------------------------------------------------------

Date                   Signature of owner                  Signature of co-owner

                         [PROSPECTUS OUTSIDE BACK COVER]
                         -------------------------------

    The Company's Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. Much of this additional information may also be found in the Fund's annual and semi-annual reports to the shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request, by calling the Fund's Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund's assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his email site edwardfackental@cs.com.

    Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commissions' Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund's Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102

    However you contact the Commission in regard to the Company, be sure to have the Company's Investment Company file number at hand: 811 02995.


                                                                       811 02995

                             NRM INVESTMENT COMPANY

                               December 30, 2005

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. A prospectus may be obtained without charge upon request, by calling the Fund's Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund's assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his email site edwardfackental@cs.com. Much of the information contained in this statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

                                       (i)

                             NRM INVESTMENT COMPANY
                       STATEMENT OF ADDITIONAL INFORMATION
                                December 30, 2005
                                TABLE OF CONTENTS
                                -----------------

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------                    i
FUND HISTORY                                           1
------------
DESCRIPTION OF THE FUND ITS INVESTMENTS AND RISKS      1
-------------------------------------------------
Investment Objectives and Policies                     1
Investment Policies and Restrictions                   3
Disclosure of Portfolio Holdings                       5

MANAGEMENT OF THE FUND                                 6
----------------------
FISCAL YEAR DIRECTORS' FEES                            8
---------------------------
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES    8
---------------------------------------------------
ADVISORY SERVICES                                      9
-----------------
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS       10
------------------------------------------------
THE COMPANY'S COMMON STOCK                             11
--------------------------
PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING  11
-----------------------------------------------------
OTHER INFORMATION OF INTEREST TO INVESTORS             12
------------------------------------------
Other Services                                         12
Accounting                                             12
Compliance                                             12
Custodian and Transfer Agent                           12
Auditors                                               12
Counsel                                                13

TAXATION OF THE FUND                                   13
--------------------
State and Local                                        14

Report of Independent Auditor                          Exhibit
Financial Statements                                   Exhibit


                                  FUND HISTORY
                                  ------------

    The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co. Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant. On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end management investment company.



                DESCRIPTION OF THE FUND ITS INVESTMENTS AND RISKS
                -------------------------------------------------

                        Investment Objective and Policies

    The Company is an open-end, non-diversified, management investment company. As stated in the Prospectus for the immediate future, it intends to invest at least fifty percent of its assets in State and Municipal Bonds. However as a result of by-law amendments recommended by the Board of Directors and approved by the shareholders at its regular annual meeting of December 15, 2005, the Company at any time may elect to exceed its investments in securities other than State and Municipal Bonds.

    State and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities. Such obligations are included within the term "Municipal Bonds" if the interest paid thereon is exempt from federal income tax. Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States. Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance. Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

    The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

    The issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality's general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower's project fail, there is no recourse to the municipality and the Fund would lose its investment.

    For the immediate future, the Fund will invest less than fifty percent of its assets in stock, securities and instruments other than municipal bonds. For this portion of the Fund it plans to emphasize in securities of issuers with large market capitalizations of at least $5 billion, and of investment grade quality ranked "A" or better by major rating services, or in the event of a mutual fund purchase rated four stars or better by Morningstar. (By emphasizing in these areas, the Fund will not exclude the purchase or sale of any stock, security or other instrument should the directors deem it to be for the Fund's benefit.) General market conditions and unforeseeable downturns in any business or sector would adversely impact the Fund's capital and could lead to losses for the individual investor.

    Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

    Consistent with its December 15, 2005 by law change, the Company plans to invest in a wide variety of investments described in the Prospectus focusing on income and total return with a secondary objective of preservation of capital. Accordingly, when in view of the Board and the Adviser (taking the secondary objective into account) it will achieve a suitable total return, the Company will invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities; bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, commodities of any kind; and convertible bonds and preferred stock.

    In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations which may be changed only by a vote of a majority of the outstanding shares of the Company as required by Sections 8 and 13 of the Investment Company Act of 1940.



                      Investment Policies and Restrictions

The Company may not:

    1. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

    2. Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

    3. Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

    4. Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company's investment objective, policies, and restrictions may be deemed to be underwriting;

    5. Purchase or sell real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein).

    6. Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors) which at the time of purchase had been in operation for less than three years;

    7. Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

    8. Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company's stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company;

    9. Knowingly invest more than 10% of the value of the Company's assets in securities with legal or contractual restrictions on resale; and,

    10. Invest 25% or more of its total assets in securities of nongovernmental issuers engaged in related trades or businesses.

    The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction. The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

    The Board has decided that within the meaning of the Investment Company Act the Company will be nondiversified. Accordingly, it may invest more than 25% of its assets in a group of issuers wherein it invests more than 5% in any one member of the group.



                        Disclosure of Portfolio Holdings

    The individuals, entities and entity employees who have continuous and unrestricted access to records of the Company's portfolio are its Board Members who act as a committee-of-the-whole in making investments, the Company's investment adviser who passes on all proposals to purchase or sell portfolio securities, the Company's custodian which holds all of the portfolio and participates in pricing the holdings, the Company's non-auditing accountant who keeps records of the purchases and sales and who also participates in pricing, and the Company's broker/dealer (all of the foregoing being knows as "Access Persons.").

    As a condition to the Company's ongoing appointment or employment of the Access Persons, they have pledged to the Company to treat the Company's holdings as confidential and, accordingly, not to disclose the holdings, purchases and sales, planned purchases, and all related discussions and deliberations to others except as required by law (such as with publicly available filings with government agencies or in periodic reports). Access Persons may freely disclose portfolio information to all other Access Persons, and periodically the Company will make its portfolio known to the employees of the Company's auditing firm.

    The Company has adopted an Ethics Code that bars Access Persons from trading in securities the Company has traded in or has contemplated trading in for the duration of a fifteen day "blackout period" as defined in the Code and likewise bars trading in initial or limited public offerings except as the Code permits in exceptional circumstances. The Code has monitoring provisions wherein Access Persons are required to report their individual purchases and sale to a compliance officer who reports, independently, to the board. The Code also has sanction and disgorgement provisions applied to an Access Person who has violated Code provisions.

    No less frequently than annually, the compliance officer reports to the Board about the operation of the ethics code procedures and reports no less frequently than quarterly of any apparent past violations. The officer reports immediately about ongoing violations.



                             MANAGEMENT OF THE FUND
                             ----------------------

    The Fund is managed by its Board of Directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company's officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:


                          Position with
Name, Address and Age     Registrant     During Past Five Years

------------------------  -------------  -------------------------------------------------------------------

John H. McCoy*            Director,      **Former President of National Rolling Mills, Inc., a steel rolling
280 Abrahams Lane         Chairman,      plant. Prior thereto, he was President and Director of National
Villanova, PA 19035       and            Rolling Mills Co.
83 Years Old              President

Joseph V. Somers          Director       ** Former President of Somers Construction Company and
1518 Mt. Pleasant Rd.                    Vice President of Industrial Lift Truck Co.
Villanova, PA 19085
84 Years Old

Francis J. Rainer         Director       C.P.A. and former President, Rainer & Company, a professional
6563 Ridgewood Drive                     accounting corporation. He is also a former Vice-Chairman of
Naples, FL 34108                         the Board of Greater Delaware Valley Savings & Loan.
82 Years Old

James Fisher              Director       ** Former Officer of National Rolling Mills Inc.
Tedwyn Apartments
840 Montgomery Ave. #801
Bryn Mawr, PA 19010
84 Years Old

George W. Connell*        Director       Chairman, Chief Executive Officer, Director and sole shareholder
#3 Radnor Corporate Ctr.                 of The Haverford Trust Company, a commercial bank and trust
Suite 450                                Company parent to HIM, the Company's investment adviser;
100 Matsonford Road                      CEO and Director of Rittenhouse Trust Securities, a registered
Radnor, PA 19087                         brokerage dealer, Member of the Investment Committee of
69 Years Old                             Rittenhouse Financial Services, Inc. a John Nuveen Company


* Interested Director -- Mr. McCoy owns a majority of the shares of the Company and Mr. Connell is the Principal of the Company's Investment Adviser.

**     Retired for more than five years.

    The Board performs all of the functions prescribed for Corporations by
Section 1721 Pennsylvania Associations Code. As it relates to purchases and sales of portfolio securities, the Board functions as a committee-of-the-whole and meets quarterly.



        Investment of every Director in the Company exceeds $100,000.00.

    As explained under "Disclosure of Portfolio Holdings," the Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. Except as provided therein, the codes bar personnel and others known as "access persons" from investing in securities during a "black out period" that were or may be purchased or held by the Company.

    By reason of the nature of the Company's investments, in the past year it has not voted or had the opportunity to vote proxies relative to portfolio securities.

    Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers. The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:
                                        7

              NRM INVESTMENT COMPANY'S FISCAL YEAR DIRECTORS' FEES
              ----------------------------------------------------


MEETING
DATE         MCCOY      FISHER    CONNELL    SOMERS   RAINER    TOTAL
------------------------------------------------------------------------



09/15/2004   $ 400.00   $ 400.00   $ 400.00    - 0 -    - 0 -  $1,200.00
12/16/2004     400.00     400.00     400.00   400.00    - 0 -   1,600.00

03/10/2005     400.00     400.00      - 0 -   400.00   400.00   1,600.00
06/16/2005     400.00     400.00     400.00    - 0 -   400.00   1,600.00

------------------------------------------------------------------------

F/Y Total   $1,600.00  $1,600.00  $1,200.00  $800.00  $800.00  $6,000.00


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
               ---------------------------------------------------

    As of October 20, 2005, John H. McCoy owned beneficially and of record 2,817,681.0371 of the Company's outstanding voting securities and controlled the Company. His control is sufficient to appoint all members of the Board of Directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders. The Company's principal shareholders are as follows:

                                      Percentage
Name and Address                    of Ownership
----------------                    ------------



John H. McCoy                              74.1%
280 Abrahams Lane
Villanova, PA 19035

Francis J. Rainer                           5.1%
6563 Ridgewood Drive
Naples, FL 34108

Joseph V. Somers                            2.4%
1518 Mt. Pleasant Road
Villanova, PA 19085

Samuel R. Gilbert, Jr.                      5.3%
289 Hollybrook Drive
Advance, NC 27006

George W. Connell (Cede & Co.)              4.0%
#3 Radnor Corporate Ctr., Ste. 450
100 Matsonford Road
Radnor, PA 19087

James A. Fisher, Jr.                        1.3%
Tedwyn Apartments
840 Montgomery Avenue, #801
Bryn Mawr, PA 19010


    The percent owned is based on the number of outstanding shares of common stock at October 20, 2005. All such shares are owned of record and beneficially. All officers and directors of the Company, as a group owned as of October 20, 2005, of the Company's common stock or of its outstanding voting securities.



                                ADVISORY SERVICES
                                -----------------

    Haverford Investment Management, Inc. ("HIM") located at Three Radnor Corporate Center, Radnor, PA 19087-4514 has been retained by the Company to act as investment adviser under an advisory agreement dated December ___, 2004. The agreement follows the provisions of a contract dated November 30, 1992 in which the Company contracted with Rittenhouse Financial Services. Rittenhouse eventually by assignment of September 3, 1997 transferred the advisory contract to Rittenhouse Trust Company which in turn changed its name to Haverford Trust Company. Haverford Trust Company in turn, in January 2004 organized a wholly owned subsidiary named HIM. The Company at its quarterly board meeting combined with its annual shareholder meeting resolved to contract with HIM for the calendar year 2005.

    The sole shareholder of the parent company is George Connell who indirectly controls the adviser. His qualifications, affiliations, and business history are contained in the Prospectus. He is a Board member of the Company and accordingly an interested person.

    Under the Advisory Agreement, HIM assumes no responsibilities to the Company except, as provided in the Prospectus, to make recommendations to the Company's Board respecting the purchases and sales of securities on a nondiscretionary basis and to adhere to the provisions of the Investment Advisers' Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay HIM, on a quarterly basis, a fee at an annual flat rate of $10,000. In determining net asset value, the Company accrues HIM's fees on a daily basis.

    The agreement provides that except for violations of securities laws, HIM shall not be liable for any action it takes for services rendered or not rendered or for any mistakes of judgment or otherwise.

    For each of the fiscal years ending August 31, 2003, and August 31, 2004, and August 31, 2005, the Company paid HTC $10,000. For the year ending August 31, 2006 it is the intention to pay HIM at the same rate.

    Morgan Stanley (broker/dealer) acts as a principal in selling investments to the Company. It also furnishes research and security and economic analysis to the adviser and to the Company's Board.



                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
                ------------------------------------------------

    Purchases and sales of portfolio debt securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. The Company will also purchase underwritten issues. When purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions. In years ending August 31, 2002, 2003, 2004 and 2005 the Company paid no commissions on its purchase of equity investments or no loads on the purchases of mutual funds.

    The policy of the Adviser will be to seek "best execution" when placing portfolio transactions for the Company. "Best execution" means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or, in the case of a sale, the greatest proceeds reasonably available. Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Adviser to place orders for the purchase and sale of the Company's securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used. The Adviser in connection with its services to their advisory clients may also use these various services. The extent and continuation of this policy is subject to the review of the Company's Board of Directors. During the past fiscal year, the Adviser obtained (at no additional cost) such research and analysis from Morgan, Stanley; however, all transactions were with Morgan Stanley at best execution as tested periodically by seeking other quotations.

    The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal
1991) when the Company deems it desirable to sell or purchase securities. The Company's portfolio turnover rates during the fiscal years ended August 31, 2005 and August 31, 2004 were 56.38% and 47.45% respectively.



                           THE COMPANY'S COMMON STOCK
                           --------------------------

    The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania. Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company's shares other than investment risk and litigation risks described in the Prospectus, and there are no preemptive, conversion or cumulative voting rights. Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.



              PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING
              -----------------------------------------------------

    The Company's shares are offered to the public as described in the Prospectus. There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.

                   OTHER INFORMATION OF INTEREST TO INVESTORS
                   -------------------------------------------

                                 Other Services

                                   Accounting

    Raymond J. Keefe, a certified public accountant with principal offices at 288 Lancaster Ave. Malvern, Pa 19355, provides certain administrative services to the Company. Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annually financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission. Mr. Keefe bears all expenses in connection with the performance of his services. For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $6,000 plus additional hourly compensation for additional or unanticipated work.

                                   Compliance

    In addition to his services as the non-auditing accountant, the Company's Board employed Mr. Keefe as its Compliance Officer. For services rendered in this regard the Board will compensate him at the rate of $100.00 per hour for time spent.

                          Custodian and Transfer Agent

    First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 ("First National") serves as the Company's Custodian and Transfer Agent. As Custodian, First National holds the Company's assets subject to the instructions of the Company's officers.

                                    Auditors

    Beard Miller Company, LLP (f/k/a Beard & Company, Inc.) independent auditors, with offices at 2609 Keiser Boulevard, P.O. Box 311, Reading, Pennsylvania 19603-0311 serves as the Company's auditors. The financial statements of NRM Investment Company appearing in the 2001, 2002, 2003, 2004 and 2005 annual reports to shareholders for the years ended August 31, 2001, August 31, 2002, August 31, 2003, August 31, 2004 , and August 31, 2005, have been audited by Beard Miller Company, LLP, independent auditors, as set forth in their report thereon included therein, and are incorporated by reference into this Statement of Additional Information.

                                    Counsel

    Edward Fackenthal, The Law Office of Edward Fackenthal, Suite 209, One Montgomery Plaza, Norristown, PA 19401, counsel to the Company, passed upon the legality of the shares offered hereby.



                              TAXATION OF THE FUND
                              --------------------

    As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code; Subchapter M provisions normally permit a deduction for the Company from its taxable income for distributions made to the Company's shareholders from its earnings. A failure to qualify under Subchapter M would result in a tax on the Company based upon its earned income, and an additional tax on the shareholders based upon their distributions.

    In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains, which in each case are not distributed to its shareholders. In general, the Company's investment company taxable income will be its taxable income (determined for the most part in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction. The Company's capital gains subject to tax are computed separately and are based upon the excess of its long-term capital gains over its net short term capital losses. Unlike ordinary corporations, the Company will not recognize a gain when distributing property to its shareholders in redemption of its stock. The Company intends to distribute "exempt-interest" dividends as described in the Company's Prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year. Accordingly, it is unlikely that the Company will pay any income tax. However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax. To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company's receipt of such income. (Note the holding periods specified in the Prospectus). Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company's income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital. Distributions of 0re-2009, non-exempt income from current earnings and profits will be taxed to shareholders by the Internal Revenue Service at a rate no greater than 15% for dividend or long term capital gain income.

    The Company is a personal holding company as defined by Sec. 542 of the Code. Retained income will be taxed at the highest corporate tax rate. The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities. The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company's ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

    If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See "Dividends." The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of a shareholder's holding period of shares of the Company. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company's taxable year.

    State and Local. Depending upon the extent of the Company's activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

    The foregoing discussion, as well as that contained in the Company's Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

                                     PART C

                                OTHER INFORMATION
                               -------------------

(1)    Item 22

       (a)

            (i) Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

            (ii) Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

            (iii)Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

       (b)

            (i) By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

            (ii) Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

            (iii)Amendment to By-Laws are incorporated by reference to the
                 N1a filing of August 31, 2000, being Amendment 25, as
                 Exhibit 23(b)(3)

             (iv)Amendment to By-Laws of December 15, 2005 is exhibited hereto.

       (c)   None

       (d)

            (i) Investment Advisory Agreement dated November 30, 1992 are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(d)(1)

            (ii) Addendum to advisory agreement dated September 3, 1997, are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(d)(2)

            (iii)Addendum to advisory agreement dated December   , 2003
                 incorporated by reference to the N1a filing of August 31, 2004, being Amendment 30, as Exhibit 23(d)(2)

       (e)   Not applicable

       (f)   Not applicable

       (g)

             (i) Custodian Agreement, dated March 9, 2000 is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1)

       (h)

             (i) Administration Agreement is incorporated by reference to the
                 N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(1)

       (i) Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice attached as 23(i).

       (j)

             (i) Consent of Edward Fackenthal attached as 23 (j)(i)

             (ii)Consent of Beard Miller Company, LLP. attached as 23(j)(2).

       (k)   None

       (l)   None

       (m)   None

       (n)   None

       (o) Ethics Code -- is incorporated by reference to the N1a filing of January 16, 2001, being Amendment 26, as Exhibit O

Item 23.     Not applicable

Item 24. Under the Company's bylaws the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 25. The business of HIM., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

Item 26.     Not applicable

Item 27. Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa., 19355 except records relating to the custody of the Company's assets and the shareholder records which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

Item 28.     Not applicable

Item 29.     Not applicable

                             NRM INVESTMENT COMPANY

                                Power of Attorney
                                -----------------

    I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection. I have signed this Power of Attorney on October 12, 2005.

                                   /s/ Francis J. Rainer
                               -----------------------------
                               Francis J. Rainer

                             NRM INVESTMENT COMPANY

                                Power of Attorney
                                -----------------

    I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

    I have signed this Power of Attorney on October 18, 2005.

                           /s/ Joseph V. Somers
                        -------------------------
                        Joseph V. Somers

                             NRM INVESTMENT COMPANY

                                Power of Attorney
                                ------------------

    I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

    I have signed this Power of Attorney on October 13, 2005.

                                  /s/ George W. Connell
                             -----------------------------
                             George W. Connell

                             NRM INVESTMENT COMPANY

                                Power of Attorney
                                ------------------

    I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

    I have signed this Power of Attorney on October 9, 2005.

                                         /s/ James Fisher
                                      -------------------------
                                      James Fisher

                                   SIGNATURES
                                  ------------

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 28, 2005.

                                           NRM INVESTMENT COMPANY



                                           By:_____________________________
                                                 John H. McCoy
                                                 President


    Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:

    Signature                  Title                                   Date

    _________________________ President (Chief Executive Officer)      10/28/05
    John H. McCoy



    The Post-Effective Amendment No. 31 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

    JOSEPH V. SOMERS
    FRANCIS J. RAINER
    GEORGE W. CONNELL
    JAMES FISHER

                                                                   Date 10/28/05
                                       5

                             NRM INVESTMENT COMPANY

                                Financial Report

                                August 31, 2005

NRM INVESTMENT COMPANY
------------------------------------------------------------------------------
TABLE OF CONTENTS
AUGUST 31, 2005

                                                         PAGE
                                                         ----

FINANCIAL STATEMENTS:
Report of Independent Registered Public Accounting Firm     6
Statement of Assets and Liabilities                         2
Schedule of Investments                                     3
Statement of Operations                                     9
Statements of Changes in Net Assets                        10
Financial Highlights                                       11
Notes to Financial Statements                              12


NRM INVESTMENT COMPANY
---------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
NRM Investment Company

    We have audited the accompanying statement of assets and liabilities of NRM Investment Company (the Fund), including the schedule of investments, as of August 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                               [GRAPHIC OMITTED]

Reading, Pennsylvania
October 26, 2005

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2005

                                                             2005
                                                         -----------


                         ASSETS

Investments at fair value (cost $15,280,350)             $15,463,982
Interest and dividends receivable                            104,586
Prepaid expenses                                                 625
                                                         -----------

 TOTAL ASSETS                                             15,569,193

                      LIABILITIES
Accrued expenses and other liabilities                       172,121
                                                         -----------

NET ASSETS, APPLICABLE TO 3,948,446 OUTSTANDING SHARES,
  EQUIVALENT TO $3.90 A SHARE                            $15,397,072
                                                         ===========


See notes to financial statements
-------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AUGUST 31, 2005

                                                                        PRINCIPAL
                                                                         AMOUNT       FAIR
                       MUNICIPAL BONDS -- 51.3%                         OR SHARES     VALUE
---------------------------------------------------------------------   ---------  -----------

GENERAL OBLIGATION BONDS -- 14.5%

   Seattle, Washington, 3.00%, due 12/1/06                                100,000  $   100,118
   Snohomish County, Washington, Fire Protection District No. 1,
       3.00%, due 12/1/07 (FSA)                                           135,000      134,845
   Bucks County, Pennsylvania, 5.00%, due 6/15/11, callable
       6/15/09 at 100                                                     100,000      106,092
   Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at
        100 (AMBAC)                                                       250,000      269,785
   Berks County Pennsylvania, 5.00%, due 11/15/14, callable
       11/15/08 at 100 (AMBAC)                                            100,000      105,105
   Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15,
        callable 8/1/12 at 100 (FGIC)                                     300,000      340,752
   Philadelphia Pennsylvania School District, 5.25%, due 4/1/16,
        callable 4/1/09 at 100 (MBIA)                                     100,000      107,455
   Montgomery County Texas Municipal Utility District 67, 6.00%,
      due 9/1/16, callable 9/1/05 at 100 (AMBAC)                          250,000      250,000
   Licking County Ohio Joint Vocational School District, 5.375%,
       due 12/1/16, callable 12/1/12 at 100 (MBIA)                        170,000      188,736
   Pittsburgh Pennsylvania School District, 5.50%, due 9/1/17
       (FSA)                                                              250,000      292,452
   Fairfax County, Virginia, 5.50%, due 12/1/17, callable 12/1/07
       at 102                                                             135,000      144,858
   Bucks County, Pennsylvania School District, 5.250%, due
      12/1/17, callable 4/1/07 at 100                                     200,000      208,594
                                                                                   -----------
     TOTAL GENERAL OBLIGATION BONDS                                                  2,248,792
                                                                                   -----------
HOUSING FINANCE AGENCY BONDS -- 3.2%

   Odessa, Texas Housing Finance Corporation, Home Mortgage
      Revenue Refunding, 8.45%, due 11/1/11, callable 11/1/05 at
       103                                                                 40,589       41,442
   California Housing Finance Agency, Home Mortgage, 10.25%,
       due 2/1/14, callable 2/1/99 at 100                                  50,000       52,074
   Nevada Housing Division, Single-Family Mortgage, 7.35%, due 10/1/15      5,000        5,001
   Alabama Housing Finance Authority, Single-Family Mortgage,
       6.00%, due 10/1/16, callable 4/1/06 at 102                         140,000      143,716
   Minnesota State Housing Finance Agency, Single-Family
       Mortgage, 5.95%, due 1/1/17, callable 1/1/07 at 101.50              80,000       82,304
   Hawaii State Housing Finance and Development Corporation,
      Single-Family Mortgage, 5.45%, due 7/1/17
      callable 7/1/07 at 102, callable 7/1/09 at 100                       50,000       51,844




See notes to financial statements
-------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
AUGUST 31, 2005

                                                                                               PRINCIPAL
                                                                                                AMOUNT        FAIR
                                  MUNICIPAL BONDS -- 51.3% (CONTINUED)                         OR SHARES      VALUE
--------------------------------------------------------------------------------------------   ---------  ------------

HOUSING FINANCE AGENCY BONDS -- 3.2% (CONTINUED)

   Utah State Housing Finance Agency, Single-Family Mortgage, 6.30%, due 1/1/18                   10,000  $     10,070
   Florida Housing Finance Corp., 5.25%, due 12/1/18, callable 12/1/08 at 102, 12/1/10 at 100    100,000       104,120
                                                                                                          ------------
     TOTAL HOUSING FINANCE AGENCY BONDS                                                                        490,571
                                                                                                          ------------
HOSPITAL REVENUE BONDS -- 1.6%

   St. Mary Hospital Authority, Pennsylvania Health System,
       3.00%, due 11/15/07                                                                       125,000       122,371
   Kalamazoo Michigan Hospital Finance Authority, Bronson
      Methodist, 5.75%, due 5/15/16 callable 5/15/06 at 102
      (MBIA)                                                                                     125,000       130,052
                                                                                                          ------------
     TOTAL HOSPITAL REVENUE BONDS                                                                              252,423
                                                                                                          ------------
OTHER REVENUE BONDS -- 32.0%

   Grand Rapids, Michigan Downtown Development Authority,
       6.60%, due 6/1/08, callable 6/1/06 at 100                                                 365,000       370,971
   Colorado Water Reserve Power Authority, 4.00%, due 9/1/06                                     315,000       318,229
   Allegheny County Pennsylvania Industrial Development
        Authority, 5.00%, due 11/1/11 (MBIA)                                                     100,000       109,127
   Pennsylvania State Higher Educational Facilities Authority,
       5.25%, due 1/1/12, callable 7/1/08 at 100 (MBIA)                                          175,000       184,494
   Philadelphia Pennsylvania Gas Works, 18th Series, 5.00%, due
        8/1/11 (CIFG)                                                                            430,000       465,785
   Central and Western Chester County IDA, Heatherwood Project,
       5.75%, due 2/1/12, callable 2/1/02 at 100                                                 155,000       155,122
   Pennsylvania State Higher Educational Facilities Authority,
       5.375%, due 7/1/12, callable 7/1/09 at 100 (AMBAC)                                        100,000       107,607
   Jackson Mississippi Redevelopment Authority, Jackson Street
       Area Project, 5.70%, due 4/1/13, callable 10/1/05 at 100
        (MBIA)                                                                                   100,000       100,180
   Harrisburg Pennsylvania Recovery Facilities, 5.00%, due 9/1/13,
       callable 9/1/08 at 101 (FSA)                                                              100,000       106,675
   Rock Hill South Carolina Utility System, 5.125%, due 1/1/14,
      callable 1/1/10 at 101 (FSA)                                                               125,000       134,199
   Philadelphia Pennsylvania Wastewater, 5.25%, due 11/1/14,
       callable 11/1/12 at 100 (FGIC)                                                            250,000       277,295



See notes to financial statements
-------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
AUGUST 31, 2005

                                                                    PRINCIPAL
                                                                     AMOUNT       FAIR
                     MUNICIPAL BONDS -- 51.3% (CONTINUED)           OR SHARES     VALUE
-----------------------------------------------------------------   ---------  -----------

OTHER REVENUE BONDS -- 32.0% (CONTINUED)

   Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14,
      callable 12/1/08 at 101 (AMBAC)                                 230,000  $   247,106
   Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15,
      callable 12/1/08 at 101 (AMBAC)                                 200,000      214,266
   Rochester Minnesota Independent School District No. 535,
      5.75%, due 2/1/16, callable 2/1/10 at 100                       100,000      109,745
   Allegheny County PA Higher Educational Building Authority,
       5.50%, due 3/1/16 (AMBAC)                                      150,000      173,432
   Ohio State Mental Health Capital Facilities, 5.50%, due 6/1/16,
      callable 6/1/11 at 100 (MBIA)                                   250,000      273,685
   Pennsylvania State Higher Educational Facilities Authority,
      5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)             100,000      107,784
   Philadelphia Pennsylvania Industrial Development Lease
       Revenue, 5.40%, due 2/15/17, callable 2/15/07 at 102 (MBIA)    100,000      105,100
   Delaware River Port Authority PA & NJ, 5.75%, due 1/1/18,
       callable 1/1/10 at 100 (FSA)                                   100,000      110,121
   Las Vegas Nevada Convention and Visitors Authority, 5.75%,
       due 7/1/18, callable 7/1/09 at 101 (AMBAC)                     100,000      110,437
   Pennsylvania State Turnpike, Registration Fee Revenue, 5.375%,
       due 7/15/18, callable 7/15/11 at 101 (AMBAC)                   100,000      112,019
   Red River Texas Education Finance Corporation, St. Marks
       School, 6.00%, due 8/15/17, callable 2/15/10 at 100            300,000      329,574
   Red River Texas Education Finance Corporation, St. Marks
       School, 6.00%, due 8/15/18, callable 2/15/10 at 100            150,000      164,335
   Michigan Municipal Bond Authority, LOC Government Loans,
      6.125%, due 12/1/18, callable
      12/1/04 at 102, callable 12/1/06 at 100 (FGIC)                  100,000      101,865
   Placer County California Water Agency, Certificates of
       Participation, 5.50%, due 7/1/19, callable 7/1/09 at 101
       (AMBAC)                                                        320,000      351,264
   Brevard County Florida School Board Certificates, 5.5%, due
      7/1/21, callable 7/1/06 at 102 (AMBAC)                          100,000      104,148
                                                                               -----------
     TOTAL OTHER REVENUE BONDS                                                   4,944,565
                                                                               -----------
     TOTAL MUNICIPAL BONDS (COST $7,771,433)                                     7,936,351
                                                                               -----------




See notes to financial statements
-------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
AUGUST 31, 2005

                                                                   PRINCIPAL AMOUNT      FAIR
                                                                      OR SHARES         VALUE
----------------------------------------------------------------   ----------------  ------------

COMMON STOCKS -- 8.1%
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   Becton Dickinson & Co.                                                       600        31,578
   Citigroup Inc.                                                             1,600        70,032
   Coca Cola Co.                                                                700        30,800
   Colgate Palmolive Co.                                                        900        47,250
   Exxon Mobile Corp.                                                           900        53,910
   Gannett Company Inc.                                                         750        54,540
   General Electric Co.                                                       2,000        67,220
   Home Depot Inc.                                                            1,200        48,384
   Intel Corp.                                                                2,000        51,440
   Johnson & Johnson                                                          1,000        63,390
   Johnson Controls Inc.                                                        500        29,990
   Lowes Companies, Inc.                                                        400        25,724
   McGraw Hill Cos., Inc.                                                       750        36,165
   Medtronic Inc.                                                               650        37,050
   Microsoft Corp.                                                            2,100        57,498
   Novartis AG ADR                                                              500        24,375
   Pepsico Inc.                                                               1,000        54,850
   Pfizer Inc.                                                                1,800        45,863
   Procter & Gamble Co.                                                         800        44,384
   Target Corporation                                                           400        21,500
   3M Company                                                                   400        28,460
   Wal Mart Stores, Inc.                                                        900        40,464
   Wells Fargo & Co.                                                            900        53,658
   Sysco Corp.                                                                1,300        43,394
                                                                                     ------------
     TOTAL COMMON STOCKS (COST $1,284,722)                                              1,256,883
                                                                                     ------------
OTHER REGULATED INVESTMENT COMPANIES -- 30.9%
   Evergreen Pennsylvania Bond Fund                                          87,032     1,000,000
   ING Global Equity Dividend & Premium Opportunity Fund                     40,000       824,000
   North Track S&P 100 Index Fund                                            92,490     2,955,053
                                                                                     ------------
     TOTAL OTHER REGULATED INVESTMENT COMPANIES (COST $4,800,000)                       4,779,053
                                                                                     ------------


NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
AUGUST 31, 2005

                                                             Principal
                                                               Amount             Fair
                                                             of Shares           Value
                                                             ---------           ------
OTHER SECURITIES -- 9.5%
  UBS AG Enhanced Appreciation Securities, due 2/28/06          400,000        $  445,000
  UBS AG Enhanced Appreciation Securities, due 3/31/06          250,000           270,625
  UBS AG Enhanced Appreciation Securities, due 6/30/06          750,000           751,875
                                                                                ---------
   TOTAL OTHER SECURITIES (COST $1,400,000)                                     1,467,500
                                                                                ---------

SHORT-TERM INVESTMENTS -- at cost approximating
fair value -- 0.2%, Federated Pennsylvania Municipal
Cash Trust #8 (Cost $24,195)                                    24,195             24,195
                                                                              -----------
   TOTAL INVESTMENTS -- 100% (COST $15,280,350)                               $15,463,982
                                                                              ===========

See notes to financial statements.
------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 2005

                                                           2005
                                                         --------

INVESTMENT INCOME                                        $466,989
                                                         --------

EXPENSES
  Investment advisory fees                                 10,000
  Custodian fees                                            7,818
  Transfer and dividend disbursing agent fees               3,146
  Legal and professional fees                              71,226
  Directors' fees                                           6,000
  Insurance                                                 1,500
  Capital stock tax                                         4,600
  Provision for environmental claims                       80,243
  Miscellaneous                                             8,100
                                                         --------

   TOTAL EXPENSES                                         192,633
                                                         --------

   NET INVESTMENT INCOME                                  274,356
                                                         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from investment transactions          518,298
  Net unrealized depreciation of investments             (133,043)
                                                         --------

   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        385,255
                                                         --------

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $659,611
                                                         ========


See notes to financial statements.
------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED AUGUST 31, 2005 AND 2004

                                                             2005         2004
                                                         -----------  -----------

INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                  $   274,356  $   471,938
  Net realized gain from investment transactions             518,298      565,490
  Net unrealized depreciation of investments                (133,043)    (190,718)
                                                         -----------  -----------

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      659,611      846,710
DISTRIBUTIONS TO SHAREHOLDERS                               (781,880)    (465,704)
CAPITAL SHARE TRANSACTIONS                                   (59,678)          15
                                                         -----------  -----------

   TOTAL INCREASE (DECREASE) IN NET ASSETS                  (181,947)     381,021
NET ASSETS -- BEGINNING OF YEAR                           15,579,019   15,197,998
                                                         -----------  -----------

NET ASSETS -- END OF YEAR                                $15,397,072  $15,579,019
                                                         ===========  ===========



See notes to financial statements.
------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
YEARS ENDED AUGUST 31, 2005, 2004, 2003, 2002, 2001

                                                                           2005     2004     2003     2002     2001
                                                                         -------  -------  -------  -------  -------


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED YEAR)
  Net asset value, beginning of year                                     $ 3.931  $ 3.834  $ 3.842  $ 3.837  $ 3.794
                                                                         -------  -------  -------  -------  -------

  Net investment income                                                     .070     .119     .146     .163     .199
  Net realized and unrealized gain on investments                           .097     .096     .006     .006     .054
                                                                         -------  -------  -------  -------  -------

   TOTAL FROM INVESTMENT OPERATIONS                                         .167     .215     .152     .169     .253

Less distributions:
  Dividends from capital gains                                             (.130)   (.009)      --       --       --
  Dividends from net tax-exempt income                                     (.061)   (.103)   (.146)   (.163)   (.199)
  Dividends from net taxable income                                        (.007)   (.006)      --       --       --
  Distribution in excess of net investment income                             --       --    (.014)   (.001)   (.011)
                                                                         -------  -------  -------  -------  -------

  TOTAL DISTRIBUTIONS                                                      (.198)   (.118)   (.160)   (.164)   (.210)
                                                                         -------  -------  -------  -------  -------

  NET ASSET VALUE, END OF YEAR                                           $ 3.900  $ 3.931  $ 3.834  $ 3.842  $ 3.837
                                                                         =======  =======  =======  =======  =======

TOTAL RETURN                                                                3.76%    5.59%    3.96%    4.40%    6.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                                   $15,397  $15,579  $15,198  $15,285  $15,322
  Ratio of expenses to average net assets                                   1.23%     .67%    1.07%    1.43%     .95%
  Ratio of net investment income to average net assets                      1.75%    3.04%    3.78%    4.24%    4.93%
  Portfolio turnover rate                                                  56.38%   47.45%   37.90%   16.82%   14.21%


See notes to financial statements.
------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005

NOTE 1 -- NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

       NATURE OF BUSINESS

                 NRM Investment Company (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


       VALUATION OF INVESTMENTS

                 Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the Investment Advisor under the supervision and responsibility of the Fund's Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates fair value.


       INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

                 Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.


       TRANSACTIONS WITH SHAREHOLDERS

                 Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.


       FEDERAL INCOME TAXES

                 It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

------------------------------------------------------------------------------

NRM INVESTMENT COMPANY
-------------------------------------------------------------------------------
NOTE 1 -- NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       ESTIMATES

                 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 -- INVESTMENT ADVISOR AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        The Fund has an investment advisory agreement which provides that the Fund will pay to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual flat rate of $10,000. The chief executive officer of the investment advisor is on the Board of Directors of the Fund.


NOTE 3 -- COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

        Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $8,333,834 and $8,795,742, respectively, during the year ended August 31, 2005.

        At August 31, 2005, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $183,633 (aggregate gross unrealized appreciation of $284,903, less aggregate unrealized depreciation of $101,270).


NOTE 4 -- ENVIRONMENTAL LIABILITY

        The Fund has been identified as a potentially responsible party ("PRP") by the Environmental Protection Agency ("EPA") in remedial activities related to an environmental matter.

        The claim is divided into two parts: the first relates to groundwater contamination (OU-1), and the second relates to drummed waste and soil cleanup (OU-2). In addition, there are past costs incurred by the EPA.

        The Fund has joined a group (OU-1 Group) of defendants to share the costs of the OU-1 matter and has declined to join a group (OU-2 Group) to share the costs of the OU-2 matter as the Fund believes its linkage to this portion of the claim to be weak.

        The Fund has accrued $150,000 at August 31, 2005 as its estimate of the remaining commitment to the OU-1 Group. The Fund's share of the costs is subject to reallocation after all available evidence is analyzed.

NRM INVESTMENT COMPANY
------------------------------------------------------------------------------

NOTE 4 -- ENVIRONMENTAL LIABILITY (CONTINUED)

        The OU-2 Group has begun a cost recovery suit against the Fund and others for the OU-1 and OU-2 work as well as past EPA costs. The total amount asserted for both the OU-1 and OU-2 matters is $3,000,000 and for the past EPA costs is $7,000,000. Of the amounts the Fund has already paid or will pay because of its OU-1 contract commitment, it will seek contribution or reimbursement from the other defendants. The Fund believes there is little evidence to link it to the OU-2 matter but the OU-2 Group will assert otherwise. Ultimately there will be an allocation of responsibility under court supervision which will ultimately resolve contracted and contributed claim costs. However, the outcome to the Fund is clearly uncertain and cannot be measured. The ultimate outcome may have a material adverse effect on the Fund's financial position or results of operations.


NOTE 5 -- TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET ASSETS

        Transactions in fund shares were as follows:

                                        YEARS ENDED AUGUST 31,
                                  ---------------------------------
                                         2005             2004
                                  -----------------  --------------
                                   SHARES   AMOUNT   SHARES  AMOUNT
                                  -------  --------  ------  ------


Shares issued in reinvestment of
  dividends                            20  $     80      13  $   52
Shares redeemed                   (15,015)  (59,758)     (9)    (37)
                                  -------  --------  ------  ------

  NET INCREASE (DECREASE)         (14,995) $(59,678)      4  $   15
                                  =======  ========  ======  ======


           The components of net assets at August 31, 2005 and 2004 are as follows:

                                                         2005         2004
                                                     -----------  -----------


Capital shares, par value $.01 per share, 3,948,446
  shares and 3,963,441 shares issued and
  outstanding at August 31, 2005 and 2004
  (10,000,000 full and fractional shares
  authorized); and capital paid-in                   $15,323,827  $15,383,505
Unrealized appreciation of investments                   183,633      316,676
Overdistributed net investment income                   (110,388)    (121,162)
                                                     -----------  -----------

  NET ASSETS                                         $15,397,072  $15,579,019
                                                     ===========  ===========



                                     PART C

                                 EXHIBIT INDEX
                                 -------------

Exhibit/Item

Item 22

(a)

       (i) Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

       (ii) Amendment to Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

       (iii) Amendment to Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

(b)

       (i) By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

       (ii) Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

       (iii) Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(3)

       (iv) Amendment to By-Laws of December 15, 2005 is exhibited hereto as 23(b)(4).

(c)    None

(d)

       (i) Investment Advisory Agreement dated November 30, 1992 are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(d)(1)

       (ii) Addendum to advisory agreement dated September 3, 1997, are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(d)(2)

       (iii) Addendum to advisory agreement dated December, 2003 incorporated by reference to the N1a filing of August 31, 2004, being Amendment 30, as Exhibit 23(d)(2)

(e)    Not applicable

(f)    Not applicable

(g) Custodian Agreement, dated March 9, 2000 is are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1)

(h) Administration Agreement is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(i)

(i) Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice, attached as 23(i)

(j)

       (i)   Consent of Edward Fackenthal attached as 23(j)(i)

       (ii)  Consent of Beard Miller Company, LLP attached as 23(j)(ii).



(k)    None

(l)    None

(m)    None

(n)    None

(o) Ethics code incorporated by reference to the N1a filing of August 31, 2002, being Amendment 28, as Exhibit 23 (o).

(2)    Item 23. None

(3)    Item 24. The indemnity provisions are set forth in section 5 of Ex. 23
       (b) 1.

(4) Item 25. The business of HIM, Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

(5)    Item 26. Not applicable

(6) Item 27. Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave., Malvern, Pa. 19355, except records relating to the custody of the Company's assets and the shareholder records, which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

(7)    Item 28. Not applicable

(8)    Item 29. Not applicable

                                       3